SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                               KRANEM CORPORATION
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    William T. Hart - Attorney for Registrant
             ------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the  controversy  pursuant  to  Exchange
    Act Rule 14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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                               KRANEM CORPORATION
                          5300 Cherry Creek, Unit 1328
                             Denver, Colorado 80246
                                 (303) 592-1614

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY __, 2011

To the Shareholders:

     Notice is hereby given that the special meeting of the shareholders of Kranem Corporation ("the Company") will be held at 1624 Washington St., Denver, CO 80203 on May __, 2011, at 4:00 p.m., for the following purposes:

     (1) to approve a 7-for-1 forward split of the Company's common stock; and

    to transact such other business as may properly come before the meeting.

April 15, 2011 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of April 15, 2011 there were 4,267,125 outstanding shares of the Company's common stock.

                                    KRANEM CORPORATION



April __, 2011                      Stephen K.  Smith, President


--------------------------------------------------------------------------------
      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ATTACHED PROXY CARD,
                    AND SIGN, DATE AND RETURN THE PROXY CARD
                    TO SAVE THE COST OF FURTHER SOLICITATION,
                              PLEASE VOTE PROMPTLY

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                               KRANEM CORPORATION
                          5300 Cherry Creek, Unit 1328
                             Denver, Colorado 80246
                                 (303) 592-1614


                                 PROXY STATEMENT


     The accompanying proxy is solicited by the Company's directors for voting at a special meeting of shareholders to be held on May __, 2011, at 4:00 p.m., and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposal set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was posted on the Company's website on April __, 2011.

     There is one class of capital stock outstanding. Provided a quorum consisting of one-third of the shares entitled to vote is present at the meeting, the affirmative vote of a majority of the shares of common stock voting in person or represented by proxy is required to approve the forward stock split.

     Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

                             PRINCIPAL SHAREHOLDERS

     The following table lists, as of April 15, 2011, the shareholdings of (i) each person owning beneficially 5% or more of the Company's common stock (ii) each officer who received compensation in excess of $100,000 during the Company's most recent fiscal year and (iii) all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of common stock.

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                                        Shares
  Name and Address of                Beneficially             Percent of
   Beneficial Owner                     Owned                    Class
---------------------                ------------             ----------

Stephen K. Smith                       2,250,000                  53%
5425 Petticoat Lane
Austin, TX 78746

Michael Grove                            225,000                 5.3%
4540 Nelson Dr.
Broomfield, CO 80020

Anne Brady                               562,500                  13%
7170 Calabria Ct.
Unit F
San Diego, CA 92122

All Executive Officers and             2,475,000                  58%
Directors as a group (two persons)

                              FORWARD STOCK SPLIT

The Company believes that a 7-for-1 forward stock split is in the best interests of the Company's stockholders as it may tend to increase liquidity in the trading of the Company's common stock. The Company's Board of Directors believe that the absence of a substantial market for the Company's shares is a disincentive for investors to acquire the Company's stock. The forward stock split will substantially increase the number of shares of common stock that trade in the over-the-counter market, which may increase liquidity for the Company's shares which, hopefully, will provide greater incentive for investors to acquire the Company's common stock. However, there are no assurances that the stock split will have the desired effect.

Issuance of Post-Split Shares

If the forward stock split is approved, the Company will file documents pertaining to the stock split with FINRA. After FINRA is satisfied with the documentation provided by the Company, FINRA will notify the Company as to the date the forward stock will become effective (the "Effective Date") on the OTC Bulletin Board. No further action on the part of the Company's stockholders will be required and all shares of common stock that were outstanding immediately prior to the Effective Date will automatically be converted into new shares of common stock on the basis of one pre-split share for seven post-split shares. As soon as practicable after the Effective Date, stockholders owning shares on the Effective Date will receive certificates representing the additional shares of common stock resulting from the stock split. The Company will bear the costs of the issuance of the additional certificates.

Effect of the Stock Split

The number of shares of the Company's common stock outstanding will increase following the stock split. Stockholders will own a greater number of shares than

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they  presently  own (a number  equal to the number of shares owned prior to the stock split multiplied by seven). The number of shareholders of record would not be affected by the stock split.

The number of authorized but unissued shares of the Company's common stock will decrease significantly by the stock split. Based on the 4,267,125 outstanding shares of the Company's common stock on the record date for the special shareholders' meeting, and the 50,000,000 shares of common stock that are currently authorized under the Company's certificate of incorporation, 45,732,875 shares of common stock presently remain available for issuance. After the a forward stock split, the number of outstanding shares of the Company's common stock will increase to 29,869,875 shares, and 20,130,125 shares of common stock will remain available for issuance.

No Appraisal Rights

Under the Colorado Business Corporation Act, the stockholders of the Company will not be entitled to appraisal rights in connection with the stock split. Furthermore, the Company does not intend to independently provide stockholders with any such rights.

Federal Income Tax Consequences of the Stock Split

The following description of the material federal income tax consequences of the forward stock is based on the Internal Revenue Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the stock split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the
placecountry-regionUnited States, broker/dealers or insurance companies). The state and local tax consequences of the forward stock split may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. Each shareholder is urged to consult the shareholder's own tax advisors to determine the particular tax consequences to the shareholder.

The Company is of the opinion that the likely federal income tax effects of the forward stock split will be that stockholders will not recognize any gain or loss. The stockholder's cost basis for tax purposes in the shares of the Company's common stock will be equal to the cost basis of the shares immediately preceding the Effective Date of the stock split. In addition, the holding period for the new shares issued as a result of the stock split will be deemed to be the same as the holding period for the shares of common stock held by shareholders immediately preceding the Effective Date.

The Company will not realize any gain or loss as a result of the stock split.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

The Company's Annual Report on Form 10-K for the year ending December 31, 2010 will be sent to any shareholder of the Company upon request. Requests for a copy

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of this report  should be  addressed to the  Company's  Secretary at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders following the Company's year ending December 31, 2011 must be received by the Company's Secretary no later than March 31, 2012.

                                     GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or email. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

     The Company's Directors do not intend to present and does not have reason to believe that others will present any other items of business at the special meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

     Please complete, sign and return the attached proxy promptly.

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                                   PROXY CARD
                               KRANEM CORPORATION
           This Proxy is solicited by the Company's Board of Directors

The undersigned stockholder of Kranem Corporation acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held May __, 2011, at 4:00 p.m. local time, at 1624 Washington Street, Denver, CO 80203 and hereby appoints William T. Hart with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

(1)  To approve a 7-for-1 forward stock split of the Company's common stock.

   [ ]   FOR           [ ]   AGAINST           [ ]   ABSTAIN

     To transact such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                                       Dated this __   day of _____  2011


                                       ----------------------------------
                                                 (Signature)


                                       ----------------------------------
                                                 (Signature)



    Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.
           Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

           Send the proxy statement by regular mail, email, or fax to:

                               KRANEM CORPORATION
                             c/o Hart & Trinen, LLP
                               1624 Washington St.
                                Denver, CO 80203
                              Phone: (302) 839-0061
                               Fax: (303) 839-5414
                            Email: harttrinen@aol.com

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                               RKANEM CORPORATION
           NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS


     Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May __, 2011.

     1.   This notice is not a form for voting.

     2. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

     3. The Proxy Statement and Proxy Card to Shareholders is available at www.learningwire.com

     4. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April __, 2011 to facilitate timely delivery.

     The 2011 special meeting of the Company's shareholders will be held at 1624 Washington St., Denver, CO 80203 on May __, 2011, at 4:00 p.m., for the following purposes:

     o to approve a 7-for-1 forward stock split of the Company's common stock.

     o to transact such other business as may properly come before the meeting.

     The Board of Directors recommends that shareholders vote FOR the 7-for-1 forward stock split.

     April 15, 2011 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders may cast one vote for each share held.

     Shareholders may access the following documents at www.learningwire.com:

     o    Notice of the Special Meeting of Shareholders;

     o    Company's Proxy Statement; and

     o    Proxy Card.

     Shareholders may request a paper copy of the Proxy Materials and Proxy Card by calling 1-877-828-0061, by emailing the Company at harttrinen@aol.com or by visiting www.learningwire.com and indicating if you want a paper copy of the proxy materials and proxy card:

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     o    for this meeting only; or

     o    for this meeting and all other meetings.

     If you have a stock certificate registered in your name, or if you have a proxy from a shareholder of record on April 15, 2011, you can, if desired, attend the Special Meeting and vote in person. Shareholders can obtain directions to the special shareholders' meeting at www.learningwire.com.

     Please visit www.learningwire.com to print and fill out the Proxy Card. Complete and sign the proxy card and mail the Proxy Card to:

                               KRANEM CORPORATION
                             c/o Hart & Trinen, LLP
                               1624 Washington St.
                                Denver, CO 80203



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